Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2011 and 2010 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter	Previous Year to Date
		2012	2011	2012	2011	Change	Change
HIGHLIGHTS	Net income (loss)	$72,483	$41,077	$155,025	$(46,340)	76.5%	434.5%
	Net income (loss) available (attributable) to common and participating common shareholders	64,295	37,202	138,649	(54,090)	72.8%	356.3%
	Net income (loss) allocated to common shareholders	63,210	36,492	136,272	(54,606)	73.2%	349.6%
	Operating income (loss) [a]	59,455	24,473	120,988	(72,170)	142.9%	267.6%
	Operating income (loss) available (attributable) to common and participating common shareholders [a]	51,267	20,598	104,612	(79,920)	148.9%	230.9%
	Operating income (loss) allocated to common shareholders [a]	50,402	20,199	102,818	(80,436)	149.5%	227.8%
	Operating cash flow	45,390	106,970	70,295	288,252	(57.6)%	(75.6)%
	Net investment income	31,766	39,842	88,841	92,343	(20.3)%	(3.8)%
	Gross premiums written	604,076	502,924	1,665,725	1,503,282	20.1%	10.8%
	Net premiums written	484,413	441,758	1,327,469	1,240,630	9.7%	7.0%
	Net premiums earned	519,340	486,578	930,975	869,411	6.7%	7.1%
	Total assets	9,340,128	8,760,040	9,340,128	8,760,040	6.6%	6.6%
	Total shareholders’ equity	2,747,242	2,670,276	2,747,242	2,670,276	2.9%	2.9%

PER SHARE AND SHARES DATA	Basic earnings (losses) per common share
	Net income (loss) (as reported)	$1.48	$0.92	$3.20	$(1.36)	60.9%	335.3%
	Operating income (loss) (as reported) [a]	$1.18	$0.51	$2.42	$(2.00)	131.4%	221.0%
	Diluted earnings (losses) per common share
	Net income (loss) (as reported)	$1.48	$0.87	$3.20	$(1.36)	70.1%	335.3%
	Operating income (loss) (as reported) [a]	$1.18	$0.48	$2.42	$(2.00)	145.8%	221.0%
As Reported	Weighted average common shares outstanding	42,599	39,710	42,519	40,227	7.3%	5.7%
	Weighted average common shares outstanding and dilutive potential common shares [e]	42,635	42,156	42,562	40,227	1.1%	5.8%

	Common dividends paid per share	$0.31	$0.30	$0.62	$0.60	3.3%	3.3%

Book Value Per Common Share	Book value [b]	$54.37	$56.35	$54.37	$56.35	(3.5)%	(3.5)%
	Diluted book value (treasury stock method) [b]	$53.48	$52.20	$53.48	$52.20	2.5%	2.5%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss) [c]	2.8%	1.7%	6.2%	(2.2)%	1.1	8.4
	ROAE, operating income (loss) [a] [c]	2.2%	0.9%	4.7%	(3.3)%	1.3	8.0
	Return on beg. common equity (ROBE), net income (loss) [d]	2.9%	1.7%	6.4%	(2.0)%	1.2	8.4
	ROBE, operating income (loss) [a] [d]	2.3%	0.9%	4.8%	(3.0)%	1.4	7.8

	Annualized ROAE, net income (loss) [c]	11.3%	6.7%	12.3%	(4.4)%	4.6	16.7
	Annualized ROAE, operating income (loss) [a] [c]	9.0%	3.7%	9.3%	(6.5)%	5.3	15.8
	Annualized ROBE, net income (loss) [d]	11.4%	6.7%	12.7%	(4.1)%	4.7	16.8
	Annualized ROBE, operating income (loss) [a] [d]	9.1%	3.7%	9.6%	(6.0)%	5.4	15.6
	Annualized investment yield	2.0%	2.6%	2.9%	3.0%	(0.6)	(0.1)

GAAP	Loss ratio	66.5%	74.4%	65.4%	87.9%	(7.9)	(22.5)
	Acquisition expense ratio	13.9%	14.0%	15.1%	15.4%	(0.1)	(0.3)
	General and administrative expense ratio	12.1%	13.5%	13.8%	15.1%	(1.4)	(1.3)

	Combined ratio	92.5%	101.9%	94.3%	118.4%	(9.4)	(24.1)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income (loss).
[b]	For detailed calculations, please refer to page 32.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares (April 1, 2011 liquidation value $200 million)
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares (April 1, 2011 liquidation value $200 million).
[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$604,076	$1,061,649	$262,966	$700,866	$502,924	$489,568
Premiums ceded	(119,663)	(218,593)	(75,102)	(149,539)	(61,166)	(38,765)

Net premiums written	$484,413	$843,056	$187,864	$551,327	$441,758	$450,803
Change in unearned premiums	34,927	(431,421)	312,625	10,166	44,820	5,592

Net premiums earned	$519,340	$411,635	$500,489	$561,493	$486,578	$456,395
Other underwriting income (loss)	19	(335)	(1,425)	(2,141)	1,088	(2,663)

Total underwriting revenues	$519,359	$411,300	$499,064	$559,352	$487,666	$453,732

UNDERWRITING EXPENSES
Net losses and loss expenses	$345,897	$262,767	$412,152	$456,691	$361,970	$292,947
Acquisition expenses	72,128	68,489	77,157	72,249	67,887	66,708
General and administrative expenses	62,609	66,041	73,731	58,574	65,886	55,676

Total underwriting expenses	$480,634	$397,297	$563,040	$587,514	$495,743	$415,331

Underwriting income (loss)	$38,725	$14,003	$(63,976)	$(28,162)	$(8,077)	$38,401

OTHER OPERATING REVENUE
Net investment income	$31,766	$57,075	$40,594	$14,100	$39,842	$33,351
Interest expense	(9,044)	(9,047)	(9,088)	(9,055)	(9,057)	(9,050)
Amortization of intangibles	(2,777)	(2,777)	(2,413)	(2,976)	(3,026)	(2,588)

Total other operating revenue	$19,945	$45,251	$29,093	$2,069	$27,759	$21,713

INCOME (LOSS) BEFORE OTHER ITEMS	$58,670	$59,254	$(34,883)	$(26,093)	$19,682	$60,114
OTHER
Net foreign exchange gains (losses)	$336	$18,137	$(233)	$4,085	$(3,348)	$(129)
Net realized and unrealized investment gains	14,958	5,203	5,331	1,033	21,532	2,657

Total other-than-temporary impairment losses	(148)	—	(751)	(168)	(484)	(738)
Portion of loss recognised in other comprehensive income	(259)	(219)	50	(72)	(448)	(254)

Net impairment losses recognised in earnings (losses)	(407)	(219)	(701)	(240)	(932)	(992)

Income tax (expense) benefit	(1,074)	167	3,110	1,197	4,143	(3,057)

NET INCOME (LOSS)	$72,483	$82,542	$(27,376)	$(20,018)	$41,077	$58,593
Preferred dividends	(8,188)	(8,188)	(8,187)	(8,188)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$64,295	$74,354	$(35,563)	$(28,206)	$37,202	$54,718

KEY RATIOS/PER SHARE DATA

Loss ratio	66.5%	63.9%	82.4%	81.3%	74.4%	64.2%
Acquisition expense ratio	13.9%	16.6%	15.4%	12.9%	14.0%	14.6%
General and administrative expense ratio	12.1%	16.0%	14.7%	10.4%	13.5%	12.2%

Combined ratio	92.5%	96.5%	112.5%	104.6%	101.9%	91.0%

Basic earnings (losses) per common share	$1.48	$1.72	$(0.88)	$(0.71)	$0.92	$1.02
Diluted earnings (losses) per common share	$1.48	$1.72	$(0.88)	$(0.71)	$0.87	$0.97

ROAE, net income (loss) [a]	2.8%	3.4%	(1.6)%	(1.3)%	1.7%	2.1%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (April 1, 2011 and prior - $200 million).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,665,725	$1,503,282	$1,308,437	$2,467,114	$2,053,236
Premiums ceded	(338,256)	(262,652)	(154,692)	(487,293)	(289,492)

Net premiums written	$1,327,469	$1,240,630	$1,153,745	$1,979,821	$1,763,744
Change in unearned premiums	(396,494)	(371,219)	(332,161)	(48,428)	(22,631)

Net premiums earned	$930,975	$869,411	$821,584	$1,931,393	$1,741,113
Other underwriting (loss) income	(316)	19	(2,368)	(3,547)	(1,636)

Total underwriting revenues	$930,659	$869,430	$819,216	$1,927,846	$1,739,477

UNDERWRITING EXPENSES
Losses and loss expenses	$608,664	$763,823	$525,544	$1,632,666	$1,038,100
Acquisition expenses	140,617	133,505	130,652	282,911	264,228
General and administrative expenses	128,650	131,847	114,641	264,152	241,920

Total underwriting expenses	$877,931	$1,029,175	$770,837	$2,179,729	$1,544,248

Underwriting income (loss)	$52,728	$(159,745)	$48,379	$(251,883)	$195,229

OTHER OPERATING REVENUE
Net investment income	$88,841	$92,343	$89,830	$147,037	$200,358
Interest expense	(18,091)	(18,111)	(16,658)	(36,254)	(34,762)
Amortization of intangibles	(5,554)	(5,824)	(5,176)	(11,213)	(10,460)

Total other operating revenue	$65,196	$68,408	$67,996	$99,570	$155,136

INCOME (LOSS) BEFORE OTHER ITEMS	$117,924	$(91,337)	$116,375	$(152,313)	$350,365
OTHER
Net foreign exchange gains (losses)	$18,473	$3,570	$(6,100)	$7,422	$2,989
Net realized and unrealized investment gains	20,161	25,307	6,201	31,671	22,488

Total other-than-temporary impairment losses	(148)	(1,740)	(1,507)	(2,659)	(2,695)
Portion of loss recognised in other comprehensive income	(478)	(839)	(346)	(861)	(1,249)

Net impairment losses recognised in earnings (losses)	(626)	(2,579)	(1,853)	(3,520)	(3,944)

Income tax (expense) benefit	(907)	18,699	(241)	23,006	(7,160)

NET INCOME (LOSS)	$155,025	$(46,340)	$114,382	$(93,734)	$364,738
Preferred dividends	(16,376)	(7,750)	(7,750)	(24,125)	(15,500)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$138,649	$(54,090)	$106,632	$(117,859)	$349,238

KEY RATIOS/PER SHARE DATA

Loss ratio	65.4%	87.9%	64.0%	84.6%	59.6%
Acquisition expense ratio	15.1%	15.4%	15.9%	14.6%	15.2%
General and administrative expense ratio	13.8%	15.1%	13.9%	13.7%	13.9%

Combined ratio	94.3%	118.4%	93.8%	112.9%	88.7%

Basic earnings (losses) per common share	$3.20	$(1.36)	$1.97	$(2.95)	$6.73
Diluted earnings (losses) per common share	$3.20	$(1.36)	$1.88	$(2.95)	$6.38

ROAE, net income (loss) [a]	6.2%	(2.2)%	4.1%	(4.9)%	13.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010 and as of June 30, 2010, liquidation value of $430 million as of June 30, 2012 and 2011 and December 31, 2011).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011
ASSETS
Cash and cash equivalents	$842,180	$679,634	$890,914	$623,944	$750,844	$568,770
Fixed maturity investments available for sale, at fair value	5,081,814	5,131,035	4,831,966	4,998,142	4,961,948	5,014,226
Short term investments available for sale, at fair value	40,913	54,919	67,802	323,119	303,895	48,186
Equity securities available for sale, at fair value	70,652	67,238	59,767	49,323	32,322	25,333
Other investments	478,860	432,428	432,658	386,785	395,078	401,450
Premiums receivable, net	1,289,478	1,188,186	544,017	1,100,867	1,122,291	1,019,061
Insurance and reinsurance balances receivable	115,904	95,840	92,710	91,588	32,189	30,068
Deferred acquisition costs	196,693	191,690	166,049	203,455	182,870	178,486
Securities lending collateral	—	—	—	—	84,652	72,657
Prepaid reinsurance premiums	258,522	280,094	149,670	204,961	198,708	248,275
Losses recoverable	618,447	497,522	666,928	479,132	369,081	340,908
Accrued investment income	27,383	25,669	29,708	30,851	31,189	29,164
Goodwill and intangible assets	176,743	179,051	181,828	183,857	186,835	189,501
Deferred tax assets	36,376	34,802	33,355	40,253	38,144	49,370
Receivable on pending investment sales	30,776	33,969	77,821	37,947	3,685	128,867
Other assets	75,387	76,751	67,422	80,013	66,309	71,859

TOTAL ASSETS	$9,340,128	$8,968,828	$8,292,615	$8,834,237	$8,760,040	$8,416,181

LIABILITIES
Reserve for losses and loss expenses	$3,984,622	$3,760,829	$3,824,224	$3,910,537	$3,748,124	$3,566,198
Reserve for unearned premiums	1,437,482	1,494,324	932,108	1,299,864	1,304,146	1,398,610
Deposit liabilities	24,938	26,950	26,887	28,860	30,300	32,768
Reinsurance balances payable	306,122	293,726	189,488	244,769	209,548	143,305
Securities lending payable	—	—	—	—	84,652	72,657
Debt	527,299	527,180	528,118	528,664	528,540	528,569
Payable on pending investment purchases	186,652	65,385	55,243	56,496	80,532	164,744
Other liabilities	125,771	115,896	125,382	129,097	103,922	101,066

TOTAL LIABILITIES	$6,592,886	$6,284,290	$5,681,450	$6,198,287	$6,089,764	$6,007,917

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200	—
Common shares	43,296	43,387	43,087	40,517	40,509	40,325
Additional paid-in capital	531,145	528,677	526,910	512,323	509,165	289,920
Accumulated other comprehensive income	150,252	140,795	130,392	123,846	120,982	112,648
Retained earnings	2,005,349	1,954,479	1,893,576	1,942,064	1,982,420	1,957,371

TOTAL SHAREHOLDERS’ EQUITY	$2,747,242	$2,684,538	$2,611,165	$2,635,950	$2,670,276	$2,408,264

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,340,128	$8,968,828	$8,292,615	$8,834,237	$8,760,040	$8,416,181

Book value per common share	$54.37	$52.97	$51.48	$55.47	$56.35	$55.91
Diluted book value per common share (treasury stock method)	$53.48	$51.90	$50.56	$51.63	$52.20	$51.52

RATIOS
Debt-to-capital	16.1%	16.4%	16.8%	16.7%	16.5%	18.0%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of July 1, 2012 is equal to 17.0% of Shareholders’ Equity as of June 30, 2012

		Estimated Occurrence Net Loss as of July 1, 2012					July 1, 2011	July 1, 2010
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane*	$238	$340	$407	$468	$571	$564	$510
Europe	Windstorm	104	187	260	344	456	445	399
California	Earthquake	51	228	350	412	547	442	435
Japan	Windstorm	20	104	173	247	290	268	349
Northwest U.S.	Earthquake	1	9	57	184	356	241	236
Japan	Earthquake	11	66	99	138	201	185	133
United States	Tornado/Hail	40	59	76	96	123	98	72
Australia	Earthquake	—	5	27	83	175	95	52
New Zealand	Earthquake	—	1	6	22	53	34	37
Australia	Windstorm	1	6	18	37	75	39	27
New Madrid	Earthquake	—	—	1	11	100	14	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

*	United States Windstorm estimated net losses as of July 1, 2012 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE SIX MONTHS ENDED JUNE 30, 2012

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2012			JUNE 30, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$292,659	$311,417	$604,076	$225,750	$277,174	$502,924

Net premiums written	$186,659	$297,754	$484,413	$173,506	$268,252	$441,758

Net premiums earned	$266,085	$253,255	$519,340	$249,397	$237,181	$486,578
Other underwriting (loss) income	(1,300)	1,319	19	—	1,088	1,088

Total underwriting revenues	$264,785	$254,574	$519,359	$249,397	$238,269	$487,666

UNDERWRITING EXPENSES
Net losses and loss expenses	$208,504	$137,393	$345,897	$191,396	$170,574	$361,970
Acquisition expenses	17,545	54,583	72,128	15,861	52,026	67,887
General and administrative expenses	32,819	29,790	62,609	36,227	29,659	65,886

Total expenses	$258,868	$221,766	$480,634	$243,484	$252,259	$495,743

UNDERWRITING INCOME (LOSS)	$5,917	$32,808	$38,725	$5,913	$(13,990)	$(8,077)

GAAP RATIOS
Loss ratio	78.4%	54.2%	66.5%	76.7%	71.9%	74.4%
Acquisition expense ratio	6.6%	21.6%	13.9%	6.4%	22.0%	14.0%
General and administrative expense ratio	12.3%	11.8%	12.1%	14.5%	12.5%	13.5%

Combined ratio AS REPORTED	97.3%	87.6%	92.5%	97.6%	106.4%	101.9%

Effect of favorable prior accident year reserve development	5.1%	2.3%	3.8%	9.3%	9.1%	9.2%

Combined ratio net of prior accident year reserve development	102.4%	89.9%	96.3%	106.9%	115.5%	111.1%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$292,659	$635,347	$167,766	$450,451	$225,750	$231,626

Net premiums written	$186,659	$427,781	$96,478	$303,210	$173,506	$194,987

Net premiums earned	$266,085	$161,630	$251,101	$318,602	$249,397	$227,858
Other underwriting loss	(1,300)	—	(493)	(2,875)	—	—

Total underwriting revenues	$264,785	$161,630	$250,608	$315,727	$249,397	$227,858

UNDERWRITING EXPENSES
Net losses and loss expenses	$208,504	$113,702	$214,681	$260,206	$191,396	$170,773
Acquisition expenses	17,545	16,214	20,388	18,738	15,861	16,554
General and administrative expenses	32,819	34,435	43,754	29,328	36,227	27,146

Total expenses	$258,868	$164,351	$278,823	$308,272	$243,484	$214,473

UNDERWRITING INCOME (LOSS)	$5,917	$(2,721)	$(28,215)	$7,455	$5,913	$13,385

GAAP RATIOS
Loss ratio	78.4%	70.4%	85.5%	81.7%	76.7%	74.9%
Acquisition expense ratio	6.6%	10.0%	8.1%	5.9%	6.4%	7.3%
General and administrative expense ratio	12.3%	21.3%	17.4%	9.2%	14.5%	11.9%

Combined ratio AS REPORTED	97.3%	101.7%	111.0%	96.8%	97.6%	94.1%

Effect of favorable prior accident year reserve development	5.1%	4.9%	0.2%	3.9%	9.3%	3.6%

Combined ratio net of prior accident year reserve development	102.4%	106.6%	111.2%	100.7%	106.9%	97.7%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$311,417	$426,302	$95,200	$250,415	$277,174	$257,942

Net premiums written	$297,754	$415,275	$91,386	$248,117	$268,252	$255,816

Net premiums earned	$253,255	$250,005	$249,388	$242,891	$237,181	$228,537
Other underwriting income (loss)	1,319	(335)	(932)	734	1,088	(2,663)

Total underwriting revenues	$254,574	$249,670	$248,456	$243,625	$238,269	$225,874

UNDERWRITING EXPENSES
Net losses and loss expenses	$137,393	$149,065	$197,471	$196,485	$170,574	$122,174
Acquisition expenses	54,583	52,275	56,769	53,511	52,026	50,154
General and administrative expenses	29,790	31,606	29,977	29,246	29,659	28,530

Total expenses	$221,766	$232,946	$284,217	$279,242	$252,259	$200,858

UNDERWRITING INCOME (LOSS)	$32,808	$16,724	$(35,761)	$(35,617)	$(13,990)	$25,016

GAAP RATIOS
Loss ratio	54.2%	59.7%	79.2%	81.0%	71.9%	53.5%
Acquisition expense ratio	21.6%	20.9%	22.8%	22.0%	22.0%	21.9%
General and administrative expense ratio	11.8%	12.6%	12.0%	12.0%	12.5%	12.5%

Combined ratio AS REPORTED	87.6%	93.2%	114.0%	115.0%	106.4%	87.9%

Effect of favorable prior accident year reserve development	2.3%	3.6%	16.6%	13.2%	9.1%	9.4%

Combined ratio net of prior accident year reserve development	89.9%	96.8%	130.6%	128.2%	115.5%	97.3%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
INSURANCE SEGMENT
Agriculture	$133,439	$533,667	$46,260	$289,656	$57,125	$54,170
Professional lines	51,019	36,345	45,110	39,559	49,181	56,567
Casualty	68,088	37,827	46,370	57,520	63,178	55,406
Property	18,182	9,844	18,669	30,049	35,904	43,158
Healthcare liability	19,922	16,653	10,276	33,652	20,454	22,442
Surety and other specialty	2,009	1,011	1,081	15	(92)	(117)

TOTAL INSURANCE	$292,659	$635,347	$167,766	$450,451	$225,750	$231,626

REINSURANCE SEGMENT
Catastrophe	$172,222	$143,182	$15,250	$46,275	$146,249	$123,808
Casualty	58,897	121,674	59,231	56,293	45,619	56,919
Property	54,026	106,746	15,087	129,203	52,185	39,999
Aerospace and Marine	18,288	25,629	1,119	5,891	26,743	24,131
Surety and other specialty	7,984	29,071	4,513	12,753	6,378	13,085

TOTAL REINSURANCE	$311,417	$426,302	$95,200	$250,415	$277,174	$257,942

REPORTED TOTALS	$604,076	$1,061,649	$262,966	$700,866	$502,924	$489,568

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
INSURANCE SEGMENT
Agriculture	$67,249	$354,920	$9,121	$185,017	$46,049	$45,169
Professional lines	42,832	30,205	38,402	30,812	37,624	49,422
Casualty	43,549	26,463	30,139	37,664	43,811	37,527
Property	11,990	833	8,668	17,681	25,996	40,950
Healthcare liability	19,031	14,348	9,067	32,021	20,115	22,031
Surety and other specialty	2,008	1,012	1,081	15	(89)	(112)

TOTAL INSURANCE	$186,659	$427,781	$96,478	$303,210	$173,506	$194,987

REINSURANCE SEGMENT
Catastrophe	$158,865	$133,718	$14,753	$43,868	$139,337	$123,808
Casualty	58,895	120,437	59,234	56,292	45,617	56,831
Property	54,033	106,746	15,087	129,203	52,185	39,999
Aerospace and Marine	18,287	25,593	768	6,002	24,726	22,101
Surety and other specialty	7,674	28,781	1,544	12,752	6,387	13,077

TOTAL REINSURANCE	$297,754	$415,275	$91,386	$248,117	$268,252	$255,816

REPORTED TOTALS	$484,413	$843,056	$187,864	$551,327	$441,758	$450,803

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	JUNE 30, 2010
INSURANCE SEGMENT
Agriculture	$162,703	$59,969	$146,068	$215,830	$142,952	$115,990
Professional lines	36,719	33,884	37,580	34,343	37,788	39,626
Casualty	34,239	33,974	30,765	32,343	28,735	26,315
Property	12,906	14,543	16,735	16,636	19,566	26,153
Healthcare liability	18,463	18,799	19,168	19,435	20,445	19,886
Surety and other specialty	1,055	461	785	15	(89)	(112)

TOTAL INSURANCE	$266,085	$161,630	$251,101	$318,602	$249,397	$227,858

REINSURANCE SEGMENT
Catastrophe	$81,334	$82,337	$82,197	$86,395	$81,747	$79,528
Casualty	74,049	73,252	73,838	68,882	70,441	64,906
Property	70,546	68,378	67,911	62,519	58,643	56,646
Aerospace and Marine	14,674	14,357	13,052	12,236	13,154	12,751
Surety and other specialty	12,652	11,681	12,390	12,859	13,196	14,706

TOTAL REINSURANCE	$253,255	$250,005	$249,388	$242,891	$237,181	$228,537

REPORTED TOTALS	$519,340	$411,635	$500,489	$561,493	$486,578	$456,395

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2012			JUNE 30, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$928,006	$737,719	$1,665,725	$851,581	$651,701	$1,503,282

Net premiums written	$614,440	$713,029	$1,327,469	$605,802	$634,828	$1,240,630

Net premiums earned	$427,715	$503,260	$930,975	$411,889	$457,522	$869,411
Other underwriting (loss) income	(1,300)	984	(316)	—	19	19

Total underwriting revenues	$426,415	$504,244	$930,659	$411,889	$457,541	$869,430

UNDERWRITING EXPENSES
Losses and loss expenses	$322,206	$286,458	$608,664	$290,232	$473,591	$763,823
Acquisition expenses	33,759	106,858	140,617	32,169	101,336	133,505
General and administrative expenses	67,254	61,396	128,650	73,033	58,814	131,847

Total expenses	$423,219	$454,712	$877,931	$395,434	$633,741	$1,029,175

UNDERWRITING INCOME (LOSS)	$3,196	$49,532	$52,728	$16,455	$(176,200)	$(159,745)

GAAP RATIOS
Loss ratio	75.3%	57.0%	65.4%	70.5%	103.5%	87.9%
Acquisition expense ratio	7.9%	21.2%	15.1%	7.8%	22.1%	15.4%
General and administrative expense ratio	15.7%	12.2%	13.8%	17.7%	12.9%	15.1%

Combined ratio AS REPORTED	98.9%	90.4%	94.3%	96.0%	138.5%	118.4%

Effect of favorable prior accident year reserve development	5.0%	3.0%	3.9%	14.0%	7.8%	10.8%

Combined ratio net of prior accident year reserve development	103.9%	93.4%	98.2%	110.0%	146.3%	129.2%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$928,006	$851,581	$695,967	$1,469,798	$1,112,192

Net premiums written	$614,440	$605,802	$543,928	$1,005,490	$829,864

Net premiums earned	$427,715	$411,889	$373,534	$981,592	$821,828
Other underwriting (loss) income	(1,300)	—	(2)	(3,368)	475

Total underwriting revenues	$426,415	$411,889	$373,532	$978,224	$822,303

UNDERWRITING EXPENSES
Losses and loss expenses	$322,206	$290,232	$256,857	$765,119	$558,040
Acquisition expenses	33,759	32,169	33,980	71,295	63,556
General and administrative expenses	67,254	73,033	57,267	146,115	123,335

Total expenses	$423,219	$395,434	$348,104	$982,529	$744,931

UNDERWRITING INCOME (LOSS)	$3,196	$16,455	$25,428	$(4,305)	$77,372

GAAP RATIOS
Loss ratio	75.3%	70.5%	68.8%	77.9%	67.9%
Acquisition expense ratio	7.9%	7.8%	9.1%	7.3%	7.7%
General and administrative expense ratio	15.7%	17.7%	15.3%	14.9%	15.0%

Combined ratio AS REPORTED	98.9%	96.0%	93.2%	100.1%	90.6%

Effect of favorable prior accident year reserve development	5.0%	14.0%	6.9%	7.2%	5.7%

Combined ratio net of prior accident year reserve development	103.9%	110.0%	100.1%	107.3%	96.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$737,719	$651,701	$612,470	$997,316	$941,044

Net premiums written	$713,029	$634,828	$609,817	$974,331	$933,880

Net premiums earned	$503,260	$457,522	$448,050	$949,801	$919,285
Other underwriting income (loss)	984	19	(2,366)	(179)	(2,111)

Total underwriting revenues	$504,244	$457,541	$445,684	$949,622	$917,174

UNDERWRITING EXPENSES
Losses and loss expenses	$286,458	$473,591	$268,687	$867,547	$480,060
Acquisition expenses	106,858	101,336	96,672	211,616	200,672
General and administrative expenses	61,396	58,814	57,374	118,037	118,585

Total expenses	$454,712	$633,741	$422,733	$1,197,200	$799,317

UNDERWRITING INCOME (LOSS)	$49,532	$(176,200)	$22,951	$(247,578)	$117,857

GAAP RATIOS
Loss ratio	57.0%	103.5%	59.9%	91.3%	52.2%
Acquisition expense ratio	21.2%	22.1%	21.6%	22.3%	21.8%
General and administrative expense ratio	12.2%	12.9%	12.8%	12.4%	12.9%

Combined ratio AS REPORTED	90.4%	138.5%	94.3%	126.0%	86.9%

Effect of favorable prior accident year reserve development	3.0%	7.8%	9.4%	11.5%	8.7%

Combined ratio net of prior accident year reserve development	93.4%	146.3%	103.7%	137.5%	95.6%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$667,106	$565,830	$404,369	$901,746	$567,461
Professional lines	87,364	84,650	90,075	169,319	170,146
Casualty	105,915	102,060	89,634	205,950	167,549
Property	28,026	60,594	69,681	109,312	122,110
Healthcare liability	36,575	38,591	42,758	82,519	87,593
Surety and other specialty	3,020	(144)	(550)	952	(2,667)

TOTAL INSURANCE	$928,006	$851,581	$695,967	$1,469,798	$1,112,192

REINSURANCE SEGMENT
Catastrophe	$315,404	$284,496	$246,477	$346,021	$309,886
Casualty	180,571	161,971	164,893	277,495	294,030
Property	160,772	122,272	104,521	266,562	224,544
Aerospace and Marine	43,917	47,581	42,197	54,591	48,761
Surety and other specialty	37,055	35,381	54,382	52,647	63,823

TOTAL REINSURANCE	$737,719	$651,701	$612,470	$997,316	$941,044

REPORTED TOTALS	$1,665,725	$1,503,282	$1,308,437	$2,467,114	$2,053,236

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$422,169	$392,521	$313,276	$586,659	$404,767
Professional lines	73,037	68,748	77,024	137,962	148,717
Casualty	70,012	69,570	58,565	137,373	107,801
Property	12,823	38,581	55,038	64,930	88,299
Healthcare liability	33,379	36,521	40,554	77,609	82,893
Surety and other specialty	3,020	(139)	(529)	957	(2,613)

TOTAL INSURANCE	$614,440	$605,802	$543,928	$1,005,490	$829,864

REINSURANCE SEGMENT
Catastrophe	$292,583	$270,460	$246,567	$329,081	$305,617
Casualty	179,332	161,171	164,094	276,697	293,222
Property	160,779	122,272	104,521	266,562	224,544
Aerospace and Marine	43,880	45,565	40,132	52,335	46,696
Surety and other specialty	36,455	35,360	54,503	49,656	63,801

TOTAL REINSURANCE	$713,029	$634,828	$609,817	$974,331	$933,880

REPORTED TOTALS	$1,327,469	$1,240,630	$1,153,745	$1,979,821	$1,763,744

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2012	JUNE 30, 2011	JUNE 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$222,672	$202,760	$162,602	$564,658	$397,643
Professional lines	70,603	73,963	79,232	145,886	154,484
Casualty	68,213	58,477	50,973	121,585	105,070
Property	27,449	36,159	41,946	69,530	86,308
Healthcare liability	37,262	40,669	39,474	79,272	81,100
Surety and other specialty	1,516	(139)	(693)	661	(2,777)

TOTAL INSURANCE	$427,715	$411,889	$373,534	$981,592	$821,828

REINSURANCE SEGMENT
Catastrophe	$163,671	$158,082	$161,416	$326,674	$315,708
Casualty	147,301	135,394	126,422	278,114	272,968
Property	138,924	111,095	106,078	241,525	227,282
Aerospace and Marine	29,031	26,741	25,004	52,029	44,918
Surety and other specialty	24,333	26,210	29,130	51,459	58,409

TOTAL REINSURANCE	$503,260	$457,522	$448,050	$949,801	$919,285

REPORTED TOTALS	$930,975	$869,411	$821,584	$1,931,393	$1,741,113

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

Average common equity [a]	$2,249,204

Net premiums earned	$930,975
Combined ratio	94.3%
Operating margin	5.7%
Premium leverage	0.41x
Implied ROAE from underwriting activity	2.3%

Average cash and invested assets at amortized cost	$6,198,094
Investment leverage	2.76x
Year to date investment income yield, pretax	1.4%
Implied ROAE from investment activity	3.9%

Financing Costs [b]	(1.5)%

Implied Pre-tax Operating ROAE, for period [c]	4.7%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	2011	2010

Average common equity [a]	$2,285,890	$2,217,852	$2,193,558	$2,223,113	$2,451,346	$2,617,718

Net premiums earned	$519,340	$411,635	$500,489	$561,493	$1,931,393	$1,741,113

Premium leverage	0.23x	0.19x	0.23x	0.25x	0.79x	0.67x

Annualized premium leverage	0.92x	0.76x	0.92x	1.00x	0.79x	0.67x

Average cash and invested assets at amortized cost	$6,206,710	$6,191,489	$6,214,330	$6,252,158	$6,130,518	$6,017,647

Investment leverage	2.72x	2.79x	2.83x	2.81x	2.50x	2.30x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF JUNE 30, 2012 AND DECEMBER 31, 2011

		June 30, 2012		December 31, 2011
Type of Investment		Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]		$686,304	10.8%	$913,492	14.5%
Short-term investments		40,913	0.6%	67,802	1.1%
U.S. government and government agencies notes		1,272,276	20.0%	1,269,123	20.1%
Government and agency guaranteed corporates		181,300	2.9%	351,825	5.6%
U.S. government agency residential mortgage-backed securities		1,092,930	17.2%	965,019	15.3%
U.S. government agency commercial mortgage-backed securities		28,680	0.5%	28,807	0.5%
Municipals		53,834	0.8%	53,517	0.8%
Foreign government		143,159	2.3%	74,997	1.2%
Corporate securities		1,238,024	19.4%	1,139,899	18.1%
Non-agency residential mortgage-backed securities		93,128	1.5%	114,662	1.8%
Non-agency commercial mortgage-backed securities		572,370	9.0%	518,483	8.2%
Asset-backed securities		406,113	6.4%	315,634	5.0%
Equity securities		70,652	1.1%	59,767	0.9%
Other investments [b]		478,860	7.5%	432,658	6.9%

Total		$6,358,543	100.0%	$6,305,685	100.0%

Ratings [e]		Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes		$1,272,276	22.5%	$1,269,123	23.5%
AAA/Aaa		1,046,079	18.5%	941,500	17.6%
AA/Aa		1,770,697	31.2%	1,665,593	30.9%
A/A		773,268	13.6%	776,251	14.4%
BBB		139,589	2.5%	130,864	2.4%
Below BBB		118,959	2.1%	114,716	2.1%
Not Rated		1,859	—	1,721	—
Equity securities		70,652	1.2%	59,767	1.1%
Other investments [b]		478,860	8.4%	432,658	8.0%

Total		$5,672,239	100.0%	$5,392,193	100.0%

Performance			June 30, 2012		December 31, 2011
Yield [c]			2.0%		2.4%
Duration in years [d]			2.60		2.39

Investment Income	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012	Quarter Ended Dec. 31, 2011	Quarter Ended Sept. 30, 2011	Quarter Ended June 30, 2011
Cash and fixed income securities	$31,840	$33,950	$33,705	$36,622	$38,661
Other Investments	(74)	23,125	6,889	(22,522)	1,181

Total net investment income	$31,766	$57,075	$40,594	$14,100	$39,842

Note:

[a]    Cash and equivalents, including operating cash, are shown net of investments pending settlement.

[b]    Other investments includes investments in alternative and specialty funds.

[c]    Earned yield for the quarter ending 6/30/12 and twelve months ending 12/31/11 excludes realized and unrealized gains and losses on fixed maturity investments.

[d]    Duration excludes other investments and operating cash.

[e]    Excludes cash and equivalents.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAIL

	June 30, 2012			December 31, 2011
Structured (RMBS, CMBS, ABS, CDO and CLO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio	Fair Value	Percentage	Percentage of Investment Portfolio
U.S. Government and agencies	$1,121,610	51.1%	17.7%	$993,826	51.2%	15.8%
AAA/Aaa	708,113	32.3%	11.1%	669,536	34.5%	10.6%
AA/Aa	177,020	8.1%	2.8%	101,792	5.2%	1.6%
A/A	88,197	4.0%	1.4%	83,472	4.3%	1.3%
BBB	43,160	2.0%	0.7%	34,905	1.8%	0.6%
Below BBB	55,121	2.5%	0.9%	58,852	3.0%	0.9%
Not Rated	—	—	—	222	—	—

Total	$2,193,221	100.0%	34.6%	$1,942,605	100.0%	30.8%

Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)	Fair Value	Percentage	Percentage of Investment Portfolio	Fair Value	Percentage	Percentage of Investment Portfolio
Commercial
Agency	$28,680	1.3%	0.5%	$28,807	1.5%	0.5%
Non Agency	597,877	27.3%	9.4%	537,920	27.7%	8.5%
Residential
Agency	1,092,930	49.8%	17.2%	965,019	49.7%	15.3%
Non Agency	94,414	4.3%	1.5%	115,304	5.9%	1.8%
Consumer	323,124	14.7%	5.1%	246,649	12.7%	3.9%
Collateralized Loan Obligations (CLO)	56,196	2.6%	0.9%	48,906	2.5%	0.8%

Total	$2,193,221	100.0%	34.6%	$1,942,605	100.0%	30.8%

Spread Duration 3.33 years

22

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF JUNE 30, 2012

	June 30, 2012
ISSUER (1) (2) (4)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (3)

JPMORGAN CHASE & CO	$33,594	$34,165	$571	A
US BANCORP	32,480	33,635	1,155	A
INTERNATIONAL BUSINESS MACHINES CORP	31,376	31,763	388	AA-
METLIFE INC	29,053	29,567	514	A
WAL-MART STORES INC	26,365	27,385	1,020	AA
PHILIP MORRIS INTERNATIONAL INC	24,783	25,823	1,040	A
NOVARTIS AG	23,647	25,048	1,401	AA-
NEW YORK LIFE INSURANCE COMPANY	24,072	24,706	634	AA+
PEPSICO INC/NC	18,196	19,395	1,200	A
VERIZON COMMUNICATIONS INC	17,665	19,116	1,450	A-
CAISSE DE DEPOT ET PLACEMENT DU QUEBEC	18,584	18,721	137	AAA
MORGAN STANLEY	18,269	17,813	(456)	A-
EDISON INTERNATIONAL	16,720	17,649	929	A
BANK OF AMERICA CORP	17,406	17,554	148	A-
AT&T INC	16,816	17,415	599	A-
NATIONAL GRID PLC	13,907	15,718	1,811	A-
BANK OF NOVA SCOTIA	15,538	15,679	141	AA-
HSBC HOLDINGS PLC	15,210	15,562	351	A+
CITIGROUP INC	15,221	15,304	83	A-
GOLDMAN SACHS GROUP INC/THE	15,302	15,210	(92)	A-
RIO TINTO LIMITED	15,059	15,133	74	A-
MEDTRONIC INC	13,399	14,130	731	A+
PFIZER INC	12,864	13,111	247	AA
ROYAL BANK OF SCOTLAND GROUP PLC	12,576	12,849	273	A
PRUDENTIAL FINANCIAL INC	12,448	12,674	227	A+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Represents weighted average credit quality of underlying issues.
(4)	Includes preferred equity securities.

23

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2012			SIX MONTHS ENDED JUNE 30, 2012
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,760,829	$(497,522)	$3,263,307	$3,824,224	$(666,928)	$3,157,296

Incurred related to:
Current year	546,920	(181,471)	365,449	919,749	(274,632)	645,117
Prior years	(18,750)	(802)	(19,552)	(58,246)	21,793	(36,453)

Total Incurred	528,170	(182,273)	345,897	861,503	(252,839)	608,664

Paid related to:
Current year	(73,674)	36,437	(37,237)	(78,770)	36,437	(42,333)
Prior years	(223,921)	24,872	(199,049)	(612,513)	264,916	(347,597)

Total Paid	(297,595)	61,309	(236,286)	(691,283)	301,353	(389,930)

Foreign currency translation	(6,782)	39	(6,743)	(9,822)	(33)	(9,855)

Balance, end of period	$3,984,622	$(618,447)	$3,366,175	$3,984,622	$(618,447)	$3,366,175

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED JUNE 30, 2012

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2012	$(7,847)	$(9,054)	$(16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)

Six months ended June 30, 2012	$(21,480)	$(14,973)	$(36,453)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	$(70,779)	$(109,199)	$(179,978)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	DEC. 31, 2011
INSURANCE SEGMENT
Short tail[a]	$(2,618)	$(4,447)	$(132)	$(4,182)	$(5,150)	$(18,738)
Long tail[b]	(8,249)	(331)	(916)	(8,501)	(5,490)	(17,467)
Other[c]	(2,766)	(3,069)	482	272	(12,550)	(34,574)

TOTAL INSURANCE	(13,633)	(7,847)	(566)	(12,411)	(23,190)	(70,779)

REINSURANCE SEGMENT
Short tail[a]	(7,095)	(6,150)	(37,014)	(19,342)	(19,245)	(89,764)
Long tail[b]	(3,287)	(4,982)	(4,917)	(11,234)	335	(15,541)
Other[c]	4,463	2,078	418	(1,426)	(2,681)	(3,894)

TOTAL REINSURANCE	(5,919)	(9,054)	(41,513)	(32,002)	(21,591)	(109,199)

REPORTED TOTALS	$(19,552)	$(16,901)	$(42,079)	$(44,413)	$(44,781)	$(179,978)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.
[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, surety and other specialty and professional lines. The Company’s long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.
[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

26

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported Totals
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT JUNE 30, 2012
Case reserves	$30,243	$391,391	$242,751	$664,385	$522,767	$305,735	$7,144	$835,646	$1,500,031
Total reserves	$57,482	$1,663,900	$392,441	$2,113,823	$850,284	$1,006,107	$14,408	$1,870,799	$3,984,622
Case reserves / Total reserves	52.6%	23.5%	61.9%	31.4%	61.5%	30.4%	49.6%	44.7%	37.6%

IBNR / Total reserves	47.4%	76.5%	38.1%	68.6%	38.5%	69.6%	50.4%	55.3%	62.4%

AT MAR. 31, 2012
Case reserves	$29,993	$408,703	$52,447	$491,143	$531,683	$292,812	$3,081	$827,576	$1,318,719
Total reserves	$56,263	$1,641,930	$172,143	$1,870,336	$888,327	$994,880	$7,286	$1,890,493	$3,760,829
Case reserves / Total reserves	53.3%	24.9%	30.5%	26.3%	59.9%	29.4%	42.3%	43.8%	35.1%

IBNR / Total reserves	46.7%	75.1%	69.5%	73.7%	40.1%	70.6%	57.7%	56.2%	64.9%

AT DEC. 31, 2011
Case reserves	$31,408	$404,377	$203,844	$639,629	$497,218	$284,619	$403	$782,240	$1,421,869
Total reserves	$57,721	$1,624,221	$255,601	$1,937,543	$902,492	$979,407	$4,782	$1,886,681	$3,824,224
Case reserves / Total reserves	54.4%	24.9%	79.8%	33.0%	55.1%	29.1%	8.4%	41.5%	37.2%

IBNR / Total reserves	45.6%	75.1%	20.2%	67.0%	44.9%	70.9%	91.6%	58.5%	62.8%

AT SEPT. 30, 2011
Case reserves	$28,669	$387,942	$370,589	$787,200	$488,768	$268,058	$573	$757,399	$1,544,599
Total reserves	$53,598	$1,582,357	$396,681	$2,032,636	$912,592	$957,963	$7,346	$1,877,901	$3,910,537
Case reserves / Total reserves	53.5%	24.5%	93.4%	38.7%	53.6%	28.0%	7.8%	40.3%	39.5%

IBNR / Total reserves	46.5%	75.5%	6.6%	61.3%	46.4%	72.0%	92.2%	59.7%	60.5%

AT JUNE 30, 2011
Case reserves	$19,410	$375,869	$247,145	$642,424	$431,972	$268,802	$1,187	$701,961	$1,344,385
Total reserves	$48,268	$1,568,198	$276,347	$1,892,813	$893,835	$950,506	$10,970	$1,855,311	$3,748,124
Case reserves / Total reserves	40.2%	24.0%	89.4%	33.9%	48.3%	28.3%	10.8%	37.8%	35.9%

IBNR / Total reserves	59.8%	76.0%	10.6%	66.1%	51.7%	71.7%	89.2%	62.2%	64.1%

27

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	JUNE 30, 2012	2011	2010	JUNE 30, 2012
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$138,649	$(117,859)	$349,238	$2,480,030

Operating income (loss) available (attributable) to common and participating common shareholders	104,612	(152,303)	330,035	2,449,874

Average Shareholders’ equity [a]	2,249,204	2,414,659	2,617,718	1,985,381

Net income (loss) return on average equity	6.2%	(4.9)%	13.3%	11.9%	[c]
Operating return on average equity	4.7%	(6.3)%	12.6%	11.8%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$53.48	$50.56	$52.74	$53.48

Dividends paid per share	0.62	1.20	1.00	8.95

Change in diluted book value per common share	5.8%	(4.1)%	18.2%	16.8%	[c]

Total return to common shareholders [b]	7.0%	(1.9)%	20.5%	21.2%	[c]

[a]	Excludes the $430 million (2010 - $200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED		SIX MONTHS ENDED
		JUNE 30,		JUNE 30,
		2012	2011	2012	2011

DILUTIVE SHARES	Average market price per share	$39.22	$43.10	$38.96	$45.12
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding [a]	42,599	39,710	42,519	40,227

	Add: weighted avg. unvested restricted share units	1	9	4	12
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$27	$248	$27	$248
	Less: restricted share units bought back via treasury method	(1)	(6)	(1)	(12)

	Add: weighted avg. dilutive warrants outstanding	—	2,896	—	2,925
	Weighted average exercise price per share	—	$12.27	—	$12.27
	Less: warrants bought back via treasury method	—	(824)	—	(2,925)

	Add: weighted avg. dilutive options outstanding	95	561	102	884
	Weighted average exercise price per share	$24.27	$14.57	$23.81	$15.42
	Proceeds from unrecognized option expense	—	—	—	—
	Less: options bought back via treasury method	(59)	(190)	(62)	(884)

	Weighted average dilutive shares outstanding [b]	42,635	42,156	42,562	40,227

Notes:

[a]    Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

[b]    Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2012	2011	2012	2011

Net income (loss)	$72,483	$41,077	$155,025	$(46,340)
Less preferred dividends	(8,188)	(3,875)	(16,376)	(7,750)

Net income (loss) available (attributable) to common and participating common shareholders	$64,295	$37,202	$138,649	$(54,090)
Less amount allocated to participating common shareholders [a]	(1,085)	(710)	(2,377)	(516)

Net income (loss) available allocated to common shareholders	$63,210	$36,492	$136,272	$(54,606)

Denominator:
Weighted average shares - basic	42,599	39,710	42,519	40,227

Share Equivalents
Warrants	—	2,072	—	—
Options	36	371	40	—
Restricted share units	—	3	3	—

Weighted average shares - diluted	42,635	42,156	42,562	40,227

Basic earnings (losses) per common share	$1.48	$0.92	$3.20	$(1.36)

Diluted earnings (losses) per common share [b]	$1.48	$0.87	$3.20	$(1.36)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME (LOSS) RECONCILIATION

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2012	2011	2012	2011

Net income (loss)	$72,483	$41,077	$155,025	$(46,340)
Add (less) after-tax items:
Net foreign exchange (gains) losses	(365)	3,181	(16,625)	(3,670)
Net realized and unrealized investment gains	(13,050)	(20,717)	(18,018)	(24,739)
Net impairment losses recognized in earnings (losses)	387	932	606	2,579

Operating income (loss) before preferred dividends	$59,455	$24,473	$120,988	$(72,170)
Preferred dividends	(8,188)	(3,875)	(16,376)	(7,750)

Operating income (loss) available (attributable) to common and participating common shareholders	$51,267	$20,598	$104,612	$(79,920)
Less amount allocated to participating common shareholders [a]	(865)	(399)	(1,794)	(516)

Operating income (loss) allocated to common shareholders	$50,402	$20,199	$102,818	$(80,436)

Weighted average common shares outstanding
Basic	42,599	39,710	42,519	40,227
Dilutive	42,635	42,156	42,562	40,227

Basic per common share data
Net income (loss) allocated to common shareholders	$1.48	$0.92	$3.20	$(1.36)
Add (less) after-tax items:
Net foreign exchange (gains) losses	(0.01)	0.08	(0.39)	(0.09)
Net realized and unrealized investment gains	(0.30)	(0.52)	(0.41)	(0.61)
Net impairment losses recognized in earnings (losses)	0.01	0.03	0.02	0.06

Operating income (loss) allocated to common shareholders	$1.18	$0.51	$2.42	$(2.00)

Diluted per common share data
Net income (loss) allocated to common shareholders	$1.48	$0.87	$3.20	$(1.36)
Add (less) after-tax items:
Net foreign exchange (gains) losses	(0.01)	0.08	(0.39)	(0.09)
Net realized and unrealized investment gains	(0.30)	(0.49)	(0.41)	(0.61)
Net impairment losses recognized in earnings (losses)	0.01	0.02	0.02	0.06

Operating income (loss) allocated to common shareholders [b]	$1.18	$0.48	$2.42	$(2.00)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2012	2011	2011
DILUTIVE COMMON	Price per share at period end	$38.32	$41.33	$38.25
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding	42,617	39,756	42,367
	Add: unvested restricted shares and restricted share units	681	763	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$12.27	—
	Add: dilutive options outstanding	88	561	115
	Weighted average exercise price per share	$24.59	$14.57	$23.14

	Book Value [b]	$2,317,242	$2,240,276	$2,181,165
	Add: proceeds from converted warrants	—	35,534	—
	Add: proceeds from converted options	2,164	8,174	2,661

	Pro forma book value	$2,319,406	$2,283,984	$2,183,826
	Dilutive shares outstanding	43,386	43,976	43,212
	Basic book value per common share	$54.37	$56.35	$51.48
	Diluted book value per common share	$53.46	$51.94	$50.54

DILUTIVE COMMON	Price per share at period end	$38.32	$41.33	$38.25
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding	42,617	39,756	42,367
METHOD
	Add: unvested restricted shares and restricted share units	681	763	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$12.27	—
	Less: warrants bought back via treasury method	—	(860)	—
	Add: dilutive options outstanding	88	561	115
	Weighted average exercise price per share	$24.59	$14.57	$23.14
	Less: options bought back via treasury method	(56)	(198)	(70)

	Dilutive shares outstanding	43,330	42,918	43,142
	Basic book value per common share	$54.37	$56.35	$51.48
	Diluted book value per common share	$53.48	$52.20	$50.56

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

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ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income (loss) determined in accordance with GAAP, the Company believes that showing operating income (loss) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss). Please see page 31 for a reconciliation of operating income (loss) to net income (loss).

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 32 for a reconciliation of diluted book value per common share to basic book value per common share.

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